UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                      July 8, 2015

BA CREDIT CARD TRUST* (Exact name of issuing entity as specified in its charter) (Issuing Entity of the Notes)	BA MASTER CREDIT CARD TRUST II (Exact name of issuing entity as specified in its charter) (Issuing Entity of the Collateral Certificate)

Commission File Number of depositor:  333-189460

BA CREDIT CARD FUNDING, LLC

(Exact name of depositor as specified in its charter)

BANK OF AMERICA, NATIONAL ASSOCIATION
(Successor by merger to FIA Card Services, National Association)

 (Exact name of sponsor as specified in its charter)

Delaware	Delaware
(State or Other Jurisdiction of Incorporation)	(State or Other Jurisdiction of Incorporation)

c/o BA Credit Card Funding, LLC 214 North Tryon Street Suite #21-39, NC1-027-21-04 Charlotte, North Carolina 28255	c/o BA Credit Card Funding, LLC 214 North Tryon Street Suite #21-39, NC1-027-21-04 Charlotte, North Carolina 28255
(Address of Principal Executive Office)	(Address of Principal Executive Office)

(704) 683-4915	(704) 683-4915
(Telephone Number, including area code)	(Telephone Number, including area code)

333-141948-02	333-141948-01
(Commission File Numbers)	(Commission File Numbers)

01-0864848	01-0864848
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

N/A	N/A
(Former name or address, if changed since last report)	(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* In accordance with relevant regulations of the Securities and Exchange Commission, the depositor files annual and other reports with the Commission on behalf of the BA Credit Card Trust and the BA Master Credit Card Trust II under the Central Index Key (CIK) number (0001128250) for the BA Credit Card Trust.

Section 8 – Other Events.

Item 8.01. Other Events.

On July 8, 2015, Banc of America Consumer Card Services, LLC (“BACCS”) was removed as the seller of receivables to BA Credit Card Funding, LLC (“Funding”). The Second Amended and Restated Receivables Contribution and Sale Agreement (the “RCSA”), between Bank of America, National Association (“Bank of America”) and BACCS, and the Amended and Restated Receivables Purchase Agreement (the “RPA”) between BACCS and Funding, each dated as of October 1, 2014, have been amended, restated and merged into a single agreement embodied by the Second Amended and Restated Receivables Purchase Agreement, dated as of July 8, 2015 (the “Second Amended and Restated RPA”), among Bank of America, BACCS and Funding. Under the Second Amended and Restated RPA, Bank of America sells Receivables directly to Funding. Bank of America retains all of its obligations previously incurred under the RCSA and has assumed all obligations of BACCS as seller of receivables to Funding under the RPA. All of the rights of BACCS under the RCSA have been assigned to Funding.

Prior to July 8, 2015, BACCS held all of the equity in Funding and Funding was a direct subsidiary of BACCS. On July 8, 2015, BACCS assigned all of the equity in Funding to Bank of America and now Funding is a direct subsidiary of Bank of America.

Bank of America’s current intent is to dissolve BACCS.

The removal described above was the result of internal corporate restructuring, and Bank of America does not anticipate that it will have a material adverse effect on the master trust II portfolio or the noteholders.

In connection with the succession and related events described above, each of the documents listed below under “Item 9.01(d). Exhibits” was executed on July 8, 2015.

Section 9 – Financial Statements and Exhibits.

Item 9.01(d). Exhibits.

Exhibit 3.1	Second Amended and Restated Limited Liability Company Agreement of BA Credit Card Funding, LLC;

Exhibit 4.1	Second Amended and Restated Receivables Purchase Agreement, dated as of July 8, 2015, among Bank of America, BACCS, and Funding;

Exhibit 4.2	First Amendment to Third Amended and Restated Pooling and Servicing Agreement, dated as of July 8, 2015, among Funding, as transferor, Bank of America, as servicer, and The Bank of New York Mellon, as trustee (the “Trustee”);

Exhibit 4.3	First Amendment to Third Amended and Restated Indenture, dated as of July 8, 2015, between BA Credit Card Trust (the “Issuer”) and The Bank of New York Mellon, as indenture trustee (the “Indenture Trustee”);

Exhibit 4.4	First Amendment to Amended and Restated Defaulted Receivables Supplemental Servicing Agreement, dated as of July 8, 2015, between Bank of America, as servicer, and Funding, as transferor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BA CREDIT CARD FUNDING, LLC
Acting solely in its capacity as
depositor of BA Master Credit Card Trust II and
BA Credit Card Trust

Date: July 8, 2015	By:	/s/ Keith W. Landis
Name: Keith W. Landis
Title: V.P.

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3.1	Second Amended and Restated Limited Liability Company Agreement of BA Credit Card Funding, LLC;

Exhibit 4.1	Second Amended and Restated Receivables Purchase Agreement, dated as of July 8, 2015, among Bank of America, BACCS, and Funding;

Exhibit 4.2	First Amendment to Third Amended and Restated Pooling and Servicing Agreement, dated as of July 8, 2015, among Funding, as transferor, Bank of America, as servicer, and The Bank of New York Mellon, as trustee (the “Trustee”);

Exhibit 4.3	First Amendment to Third Amended and Restated Indenture, dated as of July 8, 2015, between BA Credit Card Trust (the “Issuer”) and The Bank of New York Mellon, as indenture trustee (the “Indenture Trustee”);

Exhibit 4.4	First Amendment to Amended and Restated Defaulted Receivables Supplemental Servicing Agreement, dated as of July 8, 2015, between Bank of America, as servicer, and Funding, as transferor.